GOLDMAN SACHS TRUST II

Class A Shares of the

Goldman Sachs GQG Partners International Opportunities Fund

Goldman Sachs Multi-Manager Alternatives Fund

Goldman Sachs Target Date Retirement Portfolio

Goldman Sachs Target Date 2025 Portfolio

Goldman Sachs Target Date 2030 Portfolio

Goldman Sachs Target Date 2035 Portfolio

Goldman Sachs Target Date 2040 Portfolio

Goldman Sachs Target Date 2045 Portfolio

Goldman Sachs Target Date 2050 Portfolio

Goldman Sachs Target Date 2055 Portfolio

Goldman Sachs Target Date 2060 Portfolio

(each, a “Fund”)

Supplement dated June 19, 2020

to the current Prospectuses

Effective after the close of business on June 19, 2020, existing investors in Class A Shares who hold their accounts directly with Goldman Sachs & Co. LLC (the “Transfer Agent”) and who are not associated with a financial representative or financial adviser (i.e., an “Intermediary”) may purchase additional Class A Shares at the net asset value next calculated without payment of any sales charge. This includes retirement accounts investing in Class A Shares where the account is not associated with an Intermediary.

Accordingly, the following is added to the “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares—When Are Class A Shares Not Subject to a Sales Load?” section of each applicable Fund’s Prospectus:

⬛	Investors who purchase Class A Shares in accounts that are no longer associated with an Intermediary and held direct at the Transfer Agent, including retirement accounts.

This Supplement should be retained with your Prospectus for future reference.

GSTIIASHRSSTK 06-20